UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor

San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

(415) 390-2337

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Twilio Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on five proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024. Present at the Meeting in person or by proxy were holders of 138,898,158 shares of Class A Common Stock, representing 79.53% of the voting power of the Class A Common Stock of the Company issued and outstanding and entitled to vote as of the close of business on April 15, 2024, the record date for the Meeting, which constituted a quorum. The final results with respect to each such proposal are set forth below:

Proposal 1 - Election of Directors.

The stockholders elected each of the three persons named below as Class II directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeff Epstein	71,741,601	47,454,013	19,702,544
Khozema Shipchandler	118,062,793	1,132,821	19,702,544
Andrew Stafman	112,117,957	7,077,657	19,702,544

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
137,461,341	1,269,712	167,105	N/A

Proposal 3 - Non-Binding Advisory Vote on Compensation of Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
99,631,123	19,383,794	180,697	19,702,544

Proposal 4 - Non-Binding Advisory Vote on Frequency of Future Non-Binding Advisory Votes on Compensation of Named Executive Officers.

The stockholders indicated, on a non-binding advisory basis, their preference for one year as the frequency of holding future non-binding advisory votes on the compensation of the Company’s named executive officers. The results of such vote were:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
109,876,271	78,865	9,068,871	171,607	19,702,544

Pursuant to the recommendation of the board of directors of the Company and consistent with the stockholder’s preference, the Company plans to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year. The next non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2030 annual meeting of stockholders.

Proposal 5 - Approve Management Proposal to Amend the Company’s Certificate of Incorporation to Declassify the Board of Directors.

The stockholders did not approve a management proposal to amend the Company’s certificate of incorporation to declassify the board of directors. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
112,213,240	6,758,281	224,093	19,702,544

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

June 10, 2024	By:	/s/ Dana R. Wagner
	Name:	Dana R. Wagner
	Title:	Chief Legal Officer